                                                                                                                      Exhibit 99.1
                                                                                                                    MORGAN STANLEY
                                                                                                                     1,563 records
MSM 2004-11 AR 5 Year Arms                                                                                   Balance:  362,497,155
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                Number                         % of                                    Average
                                    of            Total       Total       Weighted         Weighted   Original
                              Mortgage          Current     Current        Average          Average     Subject  % Full-Alt   FICO
Mortgage Rates(%)                Loans      Balance ($)     Balance      Coupon (%)   Net Coupon (%)    LTV (%)         Doc  Score
-----------------------------------------------------------------------------------------------------------------------------------

4.001 - 4.500                         2     1,025,000.00       0.28          4.500            4.250       39.51         0.0    740
4.501 - 5.000                        74    19,893,469.03       5.49          4.925            4.662       70.93        47.0    729
5.001 - 5.500                       538   117,816,397.63      32.50          5.380            5.126       74.19        45.4    719
5.501 - 6.000                       589   132,769,904.20      36.63          5.801            5.541       76.95        31.0    714
6.001 - 6.500                       240    60,935,775.72      16.81          6.307            6.043       79.21        18.8    702
6.501 - 7.000                       105    27,014,674.74       7.45          6.764            6.510       79.65         8.3    706
7.001 - 7.500                        13     2,553,644.58       0.70          7.218            6.964       84.28         0.0    691
7.501 - 8.000                         2       488,288.95       0.13          7.921            7.671       80.00         0.0    699
----------------------------------------------------------------------------------------------------------------------------------
Total:                            1,563   362,497,154.85     100.00          5.782            5.524       76.25        32.5    714
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.500%
Maximum: 7.999%
Weighted Average: 5.782%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                Number                         % of                                    Average
                                    of             Total       Total      Weighted         Weighted   Original
                              Mortgage           Current     Current       Average          Average     Subject  % Full-Alt   FICO
Net Coupon (%)                   Loans       Balance ($)     Balance     Coupon (%)   Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------

4.001 - 4.500                       14      4,310,670.00        1.19         4.701            4.431       61.65        13.5    743
4.501 - 5.000                      218     51,571,109.90       14.23         5.131            4.873       73.76        52.8    720
5.001 - 5.500                      703    152,798,820.86       42.15         5.562            5.305       75.38        37.2    718
5.501 - 6.000                      413     95,848,163.08       26.44         6.012            5.751       77.46        26.8    709
6.001 - 6.500                      170     46,102,638.68       12.72         6.545            6.288       79.23        14.7    703
6.501 - 7.000                       42     11,055,463.38        3.05         6.964            6.713       82.32         5.6    694
7.001 - 7.500                        2        475,200.00        0.13         7.496            7.246       86.78         0.0    709
7.501 - 8.000                        1        335,088.95        0.09         7.999            7.749       80.00         0.0    665
----------------------------------------------------------------------------------------------------------------------------------
Total:                           1,563    362,497,154.85      100.00         5.782            5.524       76.25        32.5    714
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.250%
Maximum: 7.749%
Weighted Average: 5.524%
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------

Dec 9, 2004 23:12                                                  Page 1 of 10


                                                                                                                    MORGAN STANLEY
                                                                                                                     1,563 records
MSM 2004-11 AR 5 Year Arms                                                                                   Balance:  362,497,155
==================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                Number                         % of                                    Average
                                    of            Total       Total       Weighted        Weighted    Original
Current Mortgage Loan         Mortgage          Current     Current        Average         Average     Subject  % Full-Alt   FICO
Principal Balance ($)            Loans      Balance ($)     Balance     Coupon (%)   Net Coupon (%)    LTV (%)         Doc  Score
----------------------------------------------------------------------------------------------------------------------------------

0.01 - 100,000.00                  183    14,738,695.18        4.07          6.023           5.752       77.99        38.7    714
100,000.01 - 200,000.00            687   103,766,522.71       28.63          5.678           5.422       78.03        54.5    716
200,000.01 - 300,000.00            344    85,728,996.54       23.65          5.691           5.435       76.05        32.0    714
300,000.01 - 400,000.00            178    60,817,732.52       16.78          5.798           5.539       76.10        25.5    709
400,000.01 - 500,000.00             80    35,655,637.54        9.84          6.020           5.760       78.02        16.0    709
500,000.01 - 600,000.00             46    25,494,926.28        7.03          5.880           5.611       74.16         8.9    718
600,000.01 - 700,000.00             19    12,301,112.05        3.39          5.847           5.590       72.71        15.3    714
700,000.01 - 800,000.00              8     5,942,832.22        1.64          5.791           5.510       63.01         0.0    717
800,000.01 - 900,000.00              7     5,887,161.15        1.62          5.868           5.618       72.83        28.8    725
900,000.01 - 1,000,000.00            7     6,798,238.66        1.88          5.814           5.564       71.83        14.1    699
1,000,000.01 - 1,500,000.00          4     5,365,300.00        1.48          6.066           5.816       72.63         0.0    716
----------------------------------------------------------------------------------------------------------------------------------
Total:                           1,563   362,497,154.85      100.00          5.782           5.524       76.25        32.5    714
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 46,521.37
Maximum: 1,470,000.00
Average: 231,923.96
Total: 362,497,154.85

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Weighted
                                Number                         % of                                    Average
                                    of            Total       Total       Weighted        Weighted   Original
FICO                          Mortgage          Current     Current        Average         Average     Subject  % Full-Alt   FICO
Score                            Loans       Balance ($)    Balance     Coupon (%)   Net Coupon (%)    LTV (%)         Doc  Score
---------------------------------------------------------------------------------------------------------------------------------

601 - 625                            9     1,777,087.80        0.49          5.812           5.538       78.32        80.2    623
626 - 650                           67    16,516,811.48        4.56          6.041           5.774       77.07        50.1    641
651 - 675                          232    57,710,906.06       15.92          5.963           5.701       77.29        42.6    666
676 - 700                          306    70,136,364.17       19.35          5.771           5.516       77.94        41.7    688
701 - 725                          337    77,547,058.73       21.39          5.731           5.470       76.09        30.1    712
726 - 750                          255    56,724,314.95       15.65          5.736           5.480       75.90        22.6    737
751 - 775                          226    51,017,016.09       14.07          5.699           5.444       75.50        24.6    762
776 - 800                          114    26,603,885.66        7.34          5.661           5.401       72.88        19.4    786
801 - 825                           17     4,463,709.91        1.23          5.793           5.543       68.79         6.5    807
---------------------------------------------------------------------------------------------------------------------------------
Total:                           1,563   362,497,154.85      100.00          5.782           5.524       76.25        32.5    714
---------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 620
Maximum:  817
Non-Zero Weighted
  Average: 714
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------

Dec 9, 2004 23:12                                                  Page 2 of 10


                                                                                                                    MORGAN STANLEY
                                                                                                                     1,563 records
MSM 2004-11 AR 5 Year Arms                                                                                   Balance:  362,497,155
==================================================================================================================================
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Documentation Level             Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
Limited                           629  164,054,499.41        45.26       5.855           5.594        78.24          0.0        717
Full/Alt                          623  117,692,161.51        32.47       5.595           5.344        78.71        100.0        702
No Documentation                  246   59,952,579.01        16.54       5.871           5.610        67.60          0.0        734
No Ratio                           63   20,091,278.26         5.54       6.015           5.737        71.32          0.0        695
Lite                                2      706,636.66         0.19       5.849           5.599        80.00          0.0        669
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,563  362,497,154.85       100.00       5.782           5.524        76.25         32.5        714
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
Original                     Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Loan-to-Value Ratio (%)         Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
<= 30.00                           10    1,574,189.16         0.43       5.563           5.266        24.60          0.0        748
30.01 - 35.00                       4    1,537,000.00         0.42       4.925           4.675        33.49          0.0        730
35.01 - 40.00                       7    1,213,638.34         0.33       5.510           5.250        37.73          0.0        748
40.01 - 45.00                       7    2,019,999.99         0.56       5.315           5.034        42.63          0.0        744
45.01 - 50.00                      25    5,587,181.11         1.54       5.526           5.258        47.93          7.2        742
50.01 - 55.00                      21    5,158,277.26         1.42       5.341           5.066        52.69         18.5        731
55.01 - 60.00                      37   10,011,150.09         2.76       5.413           5.154        58.06          8.9        724
60.01 - 65.00                      64   20,697,091.33         5.71       5.679           5.424        63.59          3.8        720
65.01 - 70.00                      64   22,697,580.09         6.26       5.867           5.612        69.28         16.7        697
70.01 - 75.00                     104   28,823,155.74         7.95       5.862           5.599        74.05         25.4        704
75.01 - 80.00                   1,104  240,460,599.84        66.33       5.763           5.508        79.85         42.3        715
80.01 - 85.00                      19    3,749,895.48         1.03       6.285           6.017        84.55          8.3        709
85.01 - 90.00                      47   11,319,561.21         3.12       6.504           6.239        89.94         11.3        708
90.01 - 95.00                      27    4,200,779.51         1.16       6.367           6.071        94.84          7.6        717
95.01 - 100.00                     23    3,447,055.70         0.95       5.853           5.478        99.62          0.0        659
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,563  362,497,154.85       100.00       5.782           5.524        76.25         32.5        714
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 17.65%
Maximum: 100.00%
Weighted Average by Current Balance: 76.25%





------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------


Dec 9, 2004 23:12                                                  Page 3 of 10


                                                                                                                    MORGAN STANLEY
                                                                                                                     1,563 records
MSM 2004-11 AR 5 Year Arms                                                                                   Balance:  362,497,155
==================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
Coverage on Loans with             of           Total        Total    Weighted        Weighted     Original
Original Loan-to-Value       Mortgage         Current      Current     Average         Average      Subject   % Full-Alt      FICO
Ratios above 80%                Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc     Score
-----------------------------------------------------------------------------------------------------------------------------------
Y                                 116   22,717,291.90       100.00       6.344           6.056        91.42          8.4       702
-----------------------------------------------------------------------------------------------------------------------------------
Total:                            116   22,717,291.90       100.00       6.344           6.056        91.42          8.4       702
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
Geographic                         of           Total        Total    Weighted        Weighted     Original
Distribution                 Mortgage         Current      Current     Average         Average      Subject   % Full-Alt      FICO
by Balance                      Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc     Score
-----------------------------------------------------------------------------------------------------------------------------------
California                        419  140,523,947.12        38.77       5.745           5.494        74.73         22.3       713
Virginia                           95   25,298,506.13         6.98       5.825           5.566        77.51         45.9       710
Colorado                          114   21,470,180.28         5.92       5.608           5.355        77.20         51.5       725
Arizona                           139   21,315,517.42         5.88       5.779           5.529        78.89         53.4       722
Florida                            82   17,211,901.64         4.75       6.049           5.776        78.09         20.9       728
Washington                         78   15,420,471.22         4.25       5.620           5.370        77.79         32.3       724
Georgia                            95   15,135,693.48         4.18       5.599           5.337        78.74         62.8       702
Maryland                           56   12,543,618.38         3.46       5.889           5.637        77.08         48.5       705
Nevada                             44    9,593,778.55         2.65       5.701           5.448        76.56         22.8       719
New Jersey                         31    8,902,024.68         2.46       6.068           5.758        71.52          8.5       700
Other                             410   75,081,515.95        20.71       5.855           5.585        76.81         33.6       711
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,563  362,497,154.85       100.00       5.782           5.524        76.25         32.5       714
-----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented:  45
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt      FICO
Purpose                         Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc     Score
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                        1,128  250,772,360.87        69.18       5.782           5.524        78.80         34.8       720
Refinance - Cashout               273   73,477,303.88        20.27       5.807           5.549        70.44         22.2       699
Refinance - Rate Term             162   38,247,490.10        10.55       5.732           5.474        70.71         37.0       702
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,563  362,497,154.85       100.00       5.782           5.524        76.25         32.5       714
-----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------


Dec 9, 2004 23:12                                                 Page 4 of 10


                                                                                                                    MORGAN STANLEY
                                                                                                                     1,563 records
MSM 2004-11 AR 5 Year Arms                                                                                   Balance:  362,497,155
==================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt      FICO
Property Type                   Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc     Score
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence           923  212,928,547.12        58.74       5.789           5.531        75.95         30.5       713
Planned Unit Development          407  100,624,383.44        27.76       5.738           5.483        76.92         37.6       714
Condominium                       199   39,419,271.13        10.87       5.755           5.492        76.21         33.1       721
2-4 Family                         30    9,074,951.51         2.50       6.207           5.947        76.09         20.2       709
Co-op                               4      450,001.65         0.12       5.966           5.591        80.00          0.0       675
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,563  362,497,154.85       100.00       5.782           5.524        76.25         32.5       714
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt      FICO
Occupancy                       Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc     Score
-----------------------------------------------------------------------------------------------------------------------------------
Primary                         1,289  303,797,911.93        83.81       5.728           5.470        76.91         33.9       713
Investment                        232   43,716,816.93        12.06       6.052           5.797        72.76         26.3       719
Second Home                        42   14,982,425.99         4.13       6.093           5.813        73.12         20.8       708
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,563  362,497,154.85       100.00       5.782           5.524        76.25         32.5       714
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
Remaining Term               Mortgage         Current      Current     Average         Average      Subject   % Full-Alt      FICO
to Stated Maturity              Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc     Score
-----------------------------------------------------------------------------------------------------------------------------------
352 - 354                          28    6,000,359.63         1.66       5.755           5.490        79.37         36.7       698
355 - 357                         885  191,855,045.05        52.93       5.930           5.670        77.04         31.7       712
358 - 360                         650  164,641,750.17        45.42       5.611           5.354        75.23         33.2       716
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,563  362,497,154.85       100.00       5.782           5.524        76.25         32.5       714
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:       353
Maximum:       360
Weighted Average:     357
-----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------


Dec 9, 2004 23:12                                                Page 5 of 10


                                                                                                                    MORGAN STANLEY
                                                                                                                     1,563 records
MSM 2004-11 AR 5 Year Arms                                                                                   Balance:  362,497,155
==================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt      FICO
Product Type                    Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc     Score
-----------------------------------------------------------------------------------------------------------------------------------
10 Yr IO - ARM - 5 Yr
(1 Yr Libor)                       71   19,214,985.74         5.30       5.671           5.375        71.21         23.9       718
10 Yr IO - ARM - 5 Yr
(6 Mo Libor)                      560  119,467,260.70        32.96       5.809           5.559        75.94         39.3       712
5 Yr IO - ARM - 5 Yr
(1 Yr Libor)                      492  103,986,076.68        28.69       5.593           5.343        76.35         39.3       717
5 Yr IO - ARM - 5 Yr
(6 Mo Libor)                      287   85,615,618.35        23.62       5.872           5.622        77.00         28.0       715
ARM - 5 Yr (1 Yr CMT)              44    7,593,717.13         2.09       5.802           5.427        88.25          1.9       668
ARM - 5 Yr (1 Yr Libor)            41   11,397,860.06         3.14       5.945           5.646        72.66          4.7       712
ARM - 5 Yr (6 Mo Libor)            68   15,221,636.19         4.20       6.368           6.072        76.97          4.6       717
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,563  362,497,154.85       100.00       5.782           5.524        76.25         32.5       714
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt      FICO
Index Type                      Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc     Score
-----------------------------------------------------------------------------------------------------------------------------------
Treasury - 1 Year                  44    7,593,717.13         2.09       5.802           5.427        88.25          1.9       668
Libor - 6 Month                   915  220,304,515.24        60.77       5.872           5.619        76.42         32.5       713
Libor - 1 Year                    604  134,598,922.48        37.13       5.634           5.373        75.30         34.1       717
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,563  362,497,154.85       100.00       5.782           5.524        76.25         32.5       714
-----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------


Dec 9, 2004 23:12                                                Page 6 of 10


                                                                                                                    MORGAN STANLEY
                                                                                                                     1,563 records
MSM 2004-11 AR 5 Year Arms                                                                                   Balance:  362,497,155
==================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Gross Margin (%)                Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
1.875                               1      870,000.00         0.24       5.000           4.750        70.00        100.0        686
1.980                               1      520,000.00         0.14       6.750           6.500        80.00          0.0        679
2.000                              30    5,744,512.58         1.58       6.257           5.882        76.90          0.0        734
2.250                           1,392  323,351,422.14        89.20       5.733           5.479        75.86         34.5        715
2.375                               1      179,562.33         0.05       5.750           5.500        79.98        100.0        728
2.500                               6    1,348,716.51         0.37       5.868           5.560        85.24         11.3        679
2.625                               2      719,999.99         0.20       6.036           5.786        80.00          0.0        737
2.750                             101   22,225,997.70         6.13       6.210           5.918        81.74         16.7        697
2.875                               2      484,938.34         0.13       5.846           5.596        58.48         46.2        732
3.000                              11    1,628,330.84         0.45       6.110           5.860        77.97         34.8        717
3.125                               2      619,600.00         0.17       6.452           6.202        80.00          0.0        716
3.250                              11    4,063,785.47         1.12       6.066           5.816        74.18         11.3        680
3.375                               1      252,000.00         0.07       6.750           6.500        80.00          0.0        674
4.375                               1      153,200.00         0.04       7.750           7.500        80.00          0.0        773
4.625                               1      335,088.95         0.09       7.999           7.749        80.00          0.0        665
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,563  362,497,154.85       100.00       5.782           5.524        76.25         32.5        714
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:       1.875%
Maximum:       4.625%
Weighted Average: 2.298%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Initial Periodic Cap (%)        Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
2.000                              43    6,939,144.98         1.91       5.757           5.390        89.20          6.1        669
5.000                             342   97,299,700.91        26.84       5.941           5.667        77.48         19.3        713
6.000                           1,178  258,258,308.96        71.24       5.723           5.473        75.45         38.2        715
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,563  362,497,154.85       100.00       5.782           5.524        76.25         32.5        714
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:   2.000%
Maximum:   6.000%
Weighted       Average: 5.655%
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------


Dec 9, 2004 23:12                                                 Page 7 of 10


                                                                                                                    MORGAN STANLEY
                                                                                                                     1,563 records
MSM 2004-11 AR 5 Year Arms                                                                                   Balance:  362,497,155
==================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt      FICO
Periodic Cap (%)                Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc     Score
-----------------------------------------------------------------------------------------------------------------------------------
1.000                             241   65,938,006.29        18.19       6.060           5.799        78.55         18.8       711
2.000                           1,321  296,413,548.56        81.77       5.721           5.462        75.74         35.5       714
6.000                               1      145,600.00         0.04       5.250           5.000        80.00        100.0       760
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,563  362,497,154.85       100.00       5.782           5.524        76.25         32.5       714
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:   1.000%
Maximum:   6.000%
Weighted Average:   1.820%
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Lifetime Rate Cap (%)           Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
5.000                             384  104,093,245.89        28.72       5.930           5.650        78.26         18.3        710
6.000                           1,177  258,211,638.96        71.23       5.723           5.473        75.44         38.2        715
6.250                               1       80,910.00         0.02       6.000           5.750        90.00          0.0        680
6.875                               1      111,360.00         0.03       6.125           5.875        80.00          0.0        749
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,563  362,497,154.85       100.00       5.782           5.524        76.25         32.5        714
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:   5.000%
Maximum:   6.875%
Weighted Average:   5.713%
-----------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------


Dec 9, 2004 23:12                                               Page 8 of 10


                                                                                                                    MORGAN STANLEY
                                                                                                                     1,563 records
MSM 2004-11 AR 5 Year Arms                                                                                   Balance:  362,497,155
==================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
Maximum Mortgage             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt      FICO
Rates (%)                       Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc     Score
-----------------------------------------------------------------------------------------------------------------------------------
9.001 - 10.000                     13    6,946,415.11         1.92       4.928           4.642        73.39         23.8       729
10.001 - 11.000                   269   73,730,995.09        20.34       5.511           5.236        75.37         26.9       718
11.001 - 12.000                 1,072  225,671,483.32        62.25       5.727           5.473        75.99         38.9       714
12.001 - 13.000                   207   55,569,184.75        15.33       6.456           6.206        78.83         15.2       705
13.001 - 14.000                     2      579,076.58         0.16       7.250           7.000        80.26          0.0       662
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,563  362,497,154.85       100.00       5.782           5.524        76.25         32.5       714
-----------------------------------------------------------------------------------------------------------------------------------
Minimum: 9.750%
Maximum: 13.250%
Weighted Average: 11.495%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
Months to Next Rate          Mortgage         Current      Current     Average         Average      Subject   % Full-Alt      FICO
Adjustment                      Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc     Score
-----------------------------------------------------------------------------------------------------------------------------------
48 - 53                             5      884,458.57         0.24       5.330           5.044        85.46         11.0       684
54 - 59                         1,545  357,474,496.28        98.61       5.785           5.527        76.25         32.4       714
60 - 65                            13    4,138,200.00         1.14       5.603           5.353        74.72         41.5       725
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,563  362,497,154.85       100.00       5.782           5.524        76.25         32.5       714
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:   53
Maximum:   60
Weighted Average: 57
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt      FICO
Interest Only                   Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc     Score
-----------------------------------------------------------------------------------------------------------------------------------
N                                 153   34,213,213.38         9.44       6.102           5.787        78.04          4.0       704
Y                               1,410  328,283,941.47        90.56       5.749           5.496        76.07         35.4       715
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,563  362,497,154.85       100.00       5.782           5.524        76.25         32.5       714
-----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------


Dec 9, 2004 23:12                                                Page 9 of 10


                                                                                                                    MORGAN STANLEY
                                                                                                                     1,563 records
MSM 2004-11 AR 5 Year Arms                                                                                   Balance:  362,497,155
==================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt      FICO
Prepayment Penalty Flag         Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc     Score
-----------------------------------------------------------------------------------------------------------------------------------
N                               1,493  335,679,062.02        92.60       5.773           5.514        76.47         33.9       714
Y                                  70   26,818,092.83         7.40       5.892           5.642        73.57         14.1       712
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,563  362,497,154.85       100.00       5.782           5.524        76.25         32.5       714
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt      FICO
Prepayment Penalty Term         Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc     Score
-----------------------------------------------------------------------------------------------------------------------------------
0                               1,493  335,679,062.02        92.60       5.773           5.514        76.47         33.9       714
6                                  46   19,764,809.99         5.45       5.872           5.622        73.12         10.2       714
7                                  12    3,514,400.00         0.97       5.888           5.638        70.48         33.2       695
8                                   1      364,950.00         0.10       5.875           5.625        79.15          0.0       690
12                                 11    3,173,932.84         0.88       6.025           5.775        79.17         19.0       722
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,563  362,497,154.85       100.00       5.782           5.524        76.25         32.5       714
-----------------------------------------------------------------------------------------------------------------------------------







------------------------------------------------------------------------------
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prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to
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that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable.
Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of
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Placement Memorandum will contain all material information in respect of any
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should be made solely in reliance upon such Prospectus or Private Placement
Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
------------------------------------------------------------------------------


Dec 9, 2004 23:12                                                Page 10 of 10